SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              Softnet Systems, Inc.
--------------------------------------------------------------------------------

               New York                                        11-1817252
--------------------------------------------------------------------------------
(State of Incorporation or Organization)                    (I.R.S. Employer
                                                          Identification No.)

650 Townsend Street, Suite 225  San Francisco, CA                     94103
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)




If  this   form   relates   to  the          If  this   form   relates   to  the
registration    of   a   class   of          registration    of   a   class   of
securities   pursuant   to  Section          securities   pursuant   to  Section
12(b)  of the  Exchange  Act and is          12(g)  of the  Exchange  Act and is
effective   pursuant   to   General          effective   pursuant   to   General
Instruction A.(c), please check the          Instruction A.(d), please check the
following box. |_|                           following box. |X|




Securities Act registration statement file number to which this form relates:
                 (If applicable)_______________________________


Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                Name of Each Exchange on Which
       to be so Registered                Each Class is to be Registered





Securities to be registered pursuant to Section 12(g) of the Act:

   Common Stock, $0.01 par value
                                                   (Title of Class)


                                                   (Title of Class)

Item 1.           Description of Registrant's Securities to be Registered.

                  Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-3 (File No. 333-74767) (the "Registration Statement"), as originally filed on March 19, 1999, or as subsequently amended.

Item 2.           Exhibits.

Exhibit
Number   Description

3.1 Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State is incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-3 (File No. 333-74767).

3.2      Bylaws  of the  Registrant  are  incorporated  herein by  reference  to
         Exhibit 3.2 to the Company's Registration Statement on Form S-3 (File No. 333-74767).

4.1 Article Third of the Registrant's restated Certificate of Incorporation is incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-3 (File No. 333-74767).

                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, there-to duly authorized.

                                                   SOFTNET SYSTEMS, INC.


Date:  April 14, 1999                             By:  /s/ Douglas S. Sinclair
                                                  ----------------------------
                                                  Douglas S. Sinclair
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number   Description

3.1 Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State is incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-3 (File No. 333-74767).

3.2      Bylaws  of the  Registrant  are  incorporated  herein by  reference  to
         Exhibit 3.2 to the Company's Registration Statement on Form S-3 (File No. 333-74767).

4.1 Article Third of the Registrant's restated Certificate of Incorporation is incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-3 (File No. 333-74767).